Exhibit 10.2

2002 STOCK OPTION PLAN
OF
TAKE-TWO INTERACTIVE SOFTWARE, INC.
(As Amended in June 2002, April 2003, June 2004 AND June 2005 and as adjusted for a 3-for-2 stock split in April 2005)

1.      Purpose

     Take-Two Interactive Software, Inc. (the “Company”) desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its stockholders. By affording key personnel and other persons who are expected to contribute to the success of the Company the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company, the 2002 Stock Option Plan of the Company (the “2002 Plan”) is expected to contribute to the attainment of those objectives.

     The word “Subsidiary” or “Subsidiaries” , as used herein, shall have the meaning set forth in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor thereto.

     The word “Parent” as used herein, shall have the meaning set forth in Section 424(e) of the Code, or any successor thereto.

2.      Scope and Duration

     Options under the 2002 Plan may be granted in the form of incentive stock options (“Incentive Options”) as provided in Section 422 of the Code, or in the form of nonqualified stock options (“Non-Qualified Options”). (Unless otherwise indicated, references in the 2002 Plan to “options” include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 2002 Plan is 11,000,000 shares of the common stock of the Company (“Common Stock”), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted under the 2002 Plan to any individual employee of the Company or a subsidiary of the Company during the term of the 2002 Plan is 500,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 2002 Plan shall have been terminated) become available for subsequent option grants under the 2002 Plan. As provided in Paragraph 13 hereof, the 2002 Plan shall become effective on April 25, 2002, and unless terminated sooner pursuant to Paragraph 14 hereof, the 2002 Plan shall terminate on April 24, 2012, and no option shall be granted hereunder after that date.

3.      Administration

     The 2002 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the “Committee”). The Committee shall consist solely of at least two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a “Non-Employee Director” as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the “Act”) or any successor rule and, if practicable, shall be “outside directors” as defined in Section 162(m) of the Code. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

     The Board of Directors or the Committee, as the case may be, shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of the 2002 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 2002 Plan; to prescribe, amend and rescind rules and regulations relating to the 2002 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 2002 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 2002 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ or engage one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 2002 Plan.

4.      Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries or, if applicable, its present and future Parent and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries or Parent. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 2002 Plan. An employee who has been granted an option or options under the 2002 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants, attorneys and advisors, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

5.      Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, and shall not be less than 100% of the Fair Market Value (as defined in Paragraph 15 hereof) of a share of the Common Stock on the date on which the option is granted. Such price shall be subject to adjustment as provided in Paragraph 12 hereof. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6.      Term of Options

     The term of each option shall be not more than 10 years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in Paragraphs 10 and 11 hereof.

7.      Exercise of Options

     (a)      Subject to the provisions of the 2002 Plan, options granted under the 2002 Plan shall become exercisable as determined by the Board of Directors or Committee, as the case may be. In its sole discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 2002 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant or at a later date. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 2002 Plan shall immediately become exercisable in full upon the happening of any of the following events or such other events as the Board of Directors or the Committee, as the case may be, determines: (i) a “change in control” of the Company as hereafter defined; or (ii) with respect to an employee, on his 65th birthday. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 2002 Plan.

     (b)      For purposes of the 2002 Plan, a “change in control of the Company” shall be deemed to occur, unless previously consented to in writing by the optionee or any person entitled to act under Paragraph 11 hereof, upon (i) the actual acquisition or the execution of an agreement to acquire 50% or more of the voting securities of the Company by any person or entity not affiliated with the grantee, or any person entitled to act under Paragraph 11 hereof (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Company), (ii) the commencement of a tender or exchange offer for more than 50% of the voting securities of the Company by any person or entity not affiliated with the grantee, or any persons entitled to act under Paragraph 11 hereof, (iii) the commencement of a proxy contest against the management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least 50% of the voting securities of the Company, (iv) a vote by the Board of Directors to merge, consolidate, sell all or substantially all of the assets of the Company to any person or entity not affiliated with the grantee, or any persons entitled to act under Paragraph 11 hereof, or (v) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the Company; provided, however, for purposes of the 2002 Plan, it shall not be deemed a change in control of the Company if such person or entity acquires 50% or more of the voting securities of the Company (A) as a result of a combination of the Company or a wholly-owned subsidiary of Company with another entity owned or controlled by such persons or entity (whether effected by a merger, sale of assets or exchange of stock or otherwise) (the “Combination”) and (B) after completion of the Combination and for a continuous period of not less than twelve (12) months thereafter (I) executive officers of the Company (as designated in the Company's most recent Annual Report on Form 10-K or its most recent Proxy Statement filed with the Securities and Exchange Commission with respect to its Annual Meeting of Stockholders) immediately prior to the Combination constitute not less than 50% of the executive officers of the Company after the Combination or (II) the members of the Board of Directors of Company immediately prior to the Combination constitute not less than 50% of the membership of the Board of Directors of the Company after the Combination. For purposes of calculating the executive officers of the Company after the Combination, those executive officers who are terminated by the Company for cause or who terminate their employment without good reason, as determined by the Board of Directors or Committee shall be excluded from the calculation entirely.

     (c)      Any option at any time granted under the 2002 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the 2002 Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

          Any option granted under the 2002 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

     (d)      An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (d), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (e)      If the payment of the purchase price is to be made in cash, the cash purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder and have been owned by the option holder for at least six months (or such other period as the Board or Committee, as the case may be, determines), valued at the Fair Market Value thereof (as defined in Paragraph 15 hereof) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (f)      Except as provided in Paragraphs 10 and 11 hereof, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary or Parent.

8.      Incentive Options

     (a)      With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of Paragraph 15 hereof at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries or Parent with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     (b)      No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the option expires within 5 years from the date of grant.

     (c)      In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 2002 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

9.      Non-Transferability of Options

     Except as may be otherwise provided by the Board or Committee at or after the date of grant with respect to a Non-Qualified Option, options granted under the 2002 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

10.      Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 2002 Plan shall be terminated (except as set forth below or in Paragraph 11 hereof), such option may be, subject to the provisions of the 2002 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within ninety (90) days after such termination (or such longer or shorter period as may be determined by the Board or Committee, as the case may be, at or at any time after the date of grant of the option), but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company (for purposes of the 2002 Plan termination due to retirement at or after age 65 shall be deemed to be with the consent of the Company) shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, “cause” shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company or any Subsidiary or Parent and the optionee. Options granted to employees under the 2002 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 2002 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. The Board of Directors, or Committee, as the case may be, shall, in its sole discretion, determine for purposes of the 2002 Plan whether the Company has consented to the departure of an employee who voluntarily leaves the employ of the Company.

     Notwithstanding the foregoing, the Board of Directors or Committee, as the case may be, either at or any time after the date of grant of an option, may, in its discretion, provide for longer or shorter periods than the ninety (90) day period specified above during which an option held by an employee may be exercised by the employee after the employee ceases to be employed by the Company or a Subsidiary or Parent. Any such determination shall be based upon such factors as the Board of Directors or the Committee, as the case may be, shall determine, provided, however, that no such discretion shall be exercised with respect to an employee whose employment with the Company or Subsidiary or Parent has been terminated for cause.

11.      Death or Disability of Employee

     If an employee to whom an option has been granted under the 2002 Plan shall die while employed by the Company or a Subsidiary or Parent or within ninety (90) days (or such longer or shorter period as the Board of Directors, or the Committee, as the case may be, shall determine at or any time after the date of grant of the option) after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 2002 Plan shall be terminated as the result of a disability (the determination of which shall be made by the Board of Directors or Committee, as the case may be), such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

     Notwithstanding the foregoing, the Board of Directors, or Committee, as the case may be, either at or at any time after the date of grant of an option, may, in its discretion, provide for longer or shorter periods than the one year period specified above in which an option held by an employee who ceases to be employed by the Company as a result of death or disability may be exercised. Any such determination shall be based upon such factors as the Board or the Committee, as the case may be, shall determine, provided, however, that no such discretion shall be exercised with respect to an employee who dies after the employee's employment with the Company or Parent or Subsidiary has been terminated for cause.

12.      Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 2002 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 2002 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its sole discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive and binding upon the Company and the participants in the 2002 Plan. Any fractional shares resulting from such adjustments shall be eliminated.

13.      Effective Date

     The 2002 Plan shall become effective on April 25, 2002, the date of adoption by the Board of Directors of the Company, subject to approval by the stockholders of the Company on or before April 24, 2003.

14.      Termination and Amendment

     The Board of Directors of the Company may suspend, terminate, modify or amend the 2002 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 2002 Plan, materially modify the requirements as to eligibility for participation in the 2002 Plan or increase the benefits under the Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Paragraph 12 hereof does not require such approval. No suspension, termination, modification or amendment of the 2002 Plan may, without the consent of the person to whom an option shall theretofore have been granted, adversely affect the rights of such person under such option.

15.      Miscellaneous

     As said term is used in the 2002 Plan, the “Fair Market Value” of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, and shall be conclusive as to the Fair Market Value of the Common Stock.

     In the event the Company is the subject of an acquisition, merger or consolidation or similar transaction where the Company is not the surviving entity, the Board or Committee, as the case may be, may in its sole discretion, but shall not be required to, request that as a condition of the transaction the surviving entity assume the obligations of the Company with respect to the options then outstanding under the 2002 Plan.

     The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 2002 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 2002 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

     During the term of the 2002 Plan, the Board of Directors or the Committee, as the case may be, in its sole discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or the same exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 2002 Plan the same as any other option.

     Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 2002 Plan, including the ability of an option holder to exercise an option after cessation of employment; however, any and all such conditions shall be specified in the option agreement limiting and defining such option. The Board of Directors or the Committee, as the case may be, may also amend the terms of any option previously granted under the 2002 Plan, provided that the terms of any such amended option are not inconsistent with any provisions of the 2002 Plan and that no such amendment shall adversely affect the rights of the person to whom the option has been granted without the consent of such person or, if applicable, the permitted transferee of such optionee or any person entitled to act under Paragraph 11 hereof.

     Nothing in the 2002 Plan or in any option granted pursuant to the 2002 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

16.      Compliance with SEC Regulations

     It is the Company's intent that the 2002 Plan comply in all respects with Rule 16b-3 of the Act or any successor rule and any regulations promulgated thereunder. If any provision of the 2002 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.